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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

The following table sets forth all of National City Corporation's direct or indirect subsidiaries, as of December 31, 1996


                                                                          State or
                                                                          Jurisdiction
                                                                          Under the Law
                                                      % of Voting         of which
                                                      Securities Owned    Organized
                                                      ----------------   -----------------


 SUBSIDIARIES OF NATIONAL CITY CORPORATION:
 ------------------------------------------

Advent Guaranty Corporation                                100%             Vermont
Advent Life Insurance Company                              100%             Arizona
Buckeye Service Corporation                                100%             Ohio
Circle Equity Leasing Corporation of Michigan              100%             Michigan
Commercial Servicing, Inc.                                 100%             Indiana
Computer Bank Services, Inc.                               100%             Kentucky
Cortland Bancorp                                          7.15%             Ohio
Electronic Payments Services, Inc.                          20%             Delaware
Gem America Realty and Investment Corp.                    100%             Ohio
Harva, Inc.                                                100%             Delaware
Integra Holdings Limited (Inactive)                        100%             Delaware
Integra Investment Company                                 100%             Delaware
Madison Bank & Trust Company                               100%             Indiana
Merchants Capital Management, Inc.                         100%             Indiana
Merchants Service Corporation (Inactive)                   100%             Indiana
Money Station, Inc.                                       16.3%             Ohio
National Asset Management Corporation                      100%             Kentucky
National City Bank                                         100%             United States
National City Bank of Ashland                             99.5%             United States
National City Bank of Columbus                             100%             United States
National City Bank of Dayton                               100%             United States
National City Bank of Indiana                              100%             United States
National City Bank of Kentucky                             100%             United States
National City Bank, Northeast                              100%             United States
National City Bank, Northwest                              100%             United States
National City Bank of Pennsylvania                         100%             United States
National City Bank of Southern Indiana                     100%             United States



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


                                                                          State or
                                                                          Jurisdiction
                                                                          Under the Law
                                                      % of Voting         of which
                                                      Securities Owned    Organized
                                                      ----------------    -------------


SUBSIDIARIES OF NATIONAL CITY CORPORATION:
------------------------------------------

National City Capital Corporation                          100%             Delaware
National City Community Development Corporation            100%             Ohio
National City Credit Corporation                           100%             Ohio
National City Financial Corporation                        100%             Delaware
National City Life Insurance Co.                           100%             Arizona
National City Mortgage Company                             100%             Ohio
National Processing, Inc.                                   85%             Ohio
National City Trust Company                                100%             United States
National City Venture Corporation                          100%             Delaware
NC Acquisition, Inc. (inactive)                            100%             Delaware
NatCity Investments, Inc.                                  100%             Indiana
Second Premises Corporation                                100%             Kentucky
Stored Value Systems, Inc.                                 100%             Delaware
UBK Realty, Inc.                                           100%             Kentucky
Western Reserve Company                                    100%             Pennsylvania




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

                                                                          State or
                                                                          Jurisdiction
                                                                          Under the Law
                                                    % of Voting           of which
                                                    Securities Owned      Organized
                                                    ----------------      -------------


SUBSIDIARIES OF NATIONAL CITY BANK:
-----------------------------------

Capstone Realty, Inc.                                      100%           Ohio
National City Commercial Finance, Inc.                     100%           Ohio
National City Investments Corporation                      100%           Kentucky
Ohio National Corporation Trade Services                   100%           Ohio


SUBSIDIARY OF NATIONAL CITY BANK, NORTHEAST:
--------------------------------------------

AKREO Service Corporation                                  100%           Ohio


SUBSIDIARIES OF NATIONAL CITY BANK OF COLUMBUS:
-----------------------------------------------

Scott Street Properties, Inc.                              100%           Ohio
The Loan Zone, Inc. (Inactive)                             100%           Ohio


SUBSIDIARIES OF NATIONAL CITY BANK OF KENTUCKY:
-----------------------------------------------

Churchill Insurance Agency, Inc.                           100%           Kentucky
First National Broadway Corp.                              100%           Kentucky
FNB Service Corporation                                    100%           Kentucky
National Capital Properties, Inc.                          100%           Kentucky
National City Auto Leasing Corporation (Inactive)          100%           Kentucky
National City Leasing Corporation                          100%           Kentucky


SUBSIDIARIES OF NATIONAL CITY BANK OF PENNSYLVANIA:
---------------------------------------------------

Altegra Credit Company                                     100%           Florida
Herron Land Company                                        100%           Pennsylvania
Integra Brokerage Services Company                         100%           Pennsylvania
Integra Business Credit Company                            100%           Pennsylvania
Liberty Business Credit Corporation                        100%           Pennsylvania
Nottingham Corporation (Inactive                           100%           Pennsylvania
Western Properties, Inc.                                   100%           Pennsylvania



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

                                                                            State or
                                                                            Jurisdiction
                                                                            Under the Law
                                                         % of Voting        of which
                                                         Securities Owned   Organized
                                                         ----------------   -------------


SUBSIDIARIES OF NATIONAL PROCESSING, INC.
-----------------------------------------

National Processing Company                                   100%           Kentucky


SUBSIDIARY OF GEM AMERICA REALTY & INVESTMENT CORP.:
----------------------------------------------------

Gem Financial Insurance Agency, Inc.                          100%           Ohio


SUBSIDIARIES OF NATIONAL CITY BANK OF INDIANA:
----------------------------------------------

Ash Realty Company, Inc.                                      100%           Indiana
Bank Service Corporation of Indiana                           33 1/3%        Indiana
MNB Trustee Co., (UK) Ltd.                                    50%1           United
                                                                             Kingdom


SUBSIDIARIES OF NATIONAL CITY INVESTMENTS CORPORATION
-----------------------------------------------------

National City Commodity Corp.                                 100%           Indiana


SUBSIDIARY OF MADISON BANK & TRUST COMPANY:
-------------------------------------------

National City Insurance Agency, Inc.                          100%           Indiana


SUBSIDIARY OF OHIO NATIONAL CORPORATION TRADE SERVICES:
-------------------------------------------------------

National City Trade Services Limited.                         99%2           New York

------------------
1  Additional 50% Owned by National City Bank.

2  Additional 1% Owned by National City Corporation.


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

                                                                                 State or
                                                                                 Jurisdiction
                                                                                 Under the Law
                                                              % of Voting        of which
                                                              Securities Owned   Organized
                                                              ----------------   -------------


SUBSIDIARY OF ASH REALTY COMPANY, INC.:
---------------------------------------

Sterling Equities Corp.                                            100%           Indiana


SUBSIDIARY OF NOTTINGHAM CORPORATION:
-------------------------------------

EQK Realty Holdings, Inc.                                          100%           Pennsylvania
Horsham Penn, Inc.                                                 100%           Delaware
LBCC Properties, Inc.                                              100%           Delaware
LSB Properties, Inc.                                               100%           Delaware
LTL Acquisition Corp. (Inactive)                                   100%           Delaware


SUBSIDIARY OF ELECTRONIC PAYMENT SERVICES, INC.:
------------------------------------------------

Electronic Payment Service Corporation                             100%           Delaware


SUBSIDIARY OF ELECTRONIC PAYMENT SERVICES CORPORATION:
------------------------------------------------------

Buypass Corporation                                                100%           Georgia
Money Access Services, Inc.                                        100%           Delaware


SUBSIDIARY OF BUYPASS CORPORATION:
----------------------------------

Buypass Inco Corporation                                           100%           Delaware
Data Now National Services, Inc. (Inactive)                        100%           Georgia


SUBSIDIARY OF MONEY ACCESS SERVICE, INC.:
-----------------------------------------

MAS Inco Corporation                                               100%           Delaware
Metroteller Security Corporation (Inactive)                        100%           New York
Money Access Service Corporation                                   100%           Ohio



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

                                                                                State or
                                                                                Jurisdiction
                                                                                Under the Law
                                                           % of Voting          of which
                                                           Securities Owned     Organized
                                                           ----------------     -------------


SUBSIDIARY OF NATIONAL PROCESSING COMPANY:
------------------------------------------

B. & L. Consultants, Inc.                                          100%           Massachusetts
NPC Check Services, Inc.                                           100%           Delaware
NPC International, S.A. de C.V. (7)                                100%           Mexico
NPC Services, Inc.                                                 100%           Arizona


SUBSIDIARY OF WESTERN RESERVE COMPANY:
--------------------------------------

Great Cascade Development Company, Inc. (Inactive)                 100%           Pennsylvania


SUBSIDIARY OF GREAT CASCADE DEVELOPMENT COMPANY, INC. (INACTIVE):
-----------------------------------------------------------------

Perry's Landing Yacht Club, Inc. (Inactive)                        100%           Pennsylvania
Pier West, Inc. (Inactive)                                         100%           Pennsylvania


SUBSIDIARY OF ALTEGRA CREDIT COMPANY:
-------------------------------------

New England AFC. (Inactive)                                        100%           Massachusetts

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